UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2023

Udemy, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40956	27-1779864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Harrison Street, 3rd Floor
San Francisco, California		94107
(Address of Principal Executive Offices)		(Zip Code)

(415) 813-1710
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	UDMY	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On January 9, 2023, Udemy, Inc. (the “Company”) announced certain preliminary unaudited financial information for the quarter ended December 31, 2022 (the “Preliminary Financial Information”). The Preliminary Financial Information is set forth in a press release issued by the Company on January 9, 2023 under the caption “Updated Fourth Quarter 2022 Outlook”. The Preliminary Financial Information is based on management’s initial analysis of operations for the quarter ended December 31, 2022, is unaudited, and is subject to change based on further review and the completion of the Company’s end-of-period reporting process.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein, except for the Preliminary Financial Information, which, along with the information in Item 2.02 of this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 4, 2023, Gregg Coccari notified the Board of Directors (the “Board”) of the Company of his intention to retire from his role as the Company’s President, Chief Executive Officer and Chairman of the Board and to resign as a member of the Board, in each case effective as of February 28, 2023. Mr. Coccari’s departure is not related to any disagreement on matters regarding the Company’s operations, policies or practices.

In connection with Mr. Coccari’s retirement, the Company and Mr. Coccari entered into a Consulting Agreement, effective as of February 28, 2023 (the “Consulting Agreement”). Among other things, the Consulting Agreement provides that Mr. Coccari will provide transitional advisory advice and other assistance as requested by the Company’s Chief Executive Officer, not to exceed 10 hours per month. Mr. Coccari’s existing equity incentive awards will continue to vest during the term of the Consulting Agreement and Mr. Coccari will continue to be deemed a “service provider” for purposes of the Company’s equity incentive plans. The Consulting Agreement expires on February 28, 2024, unless terminated earlier in accordance with the provisions of the Consulting Agreement. The foregoing description of the Consulting Agreement is not complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 hereto.

Additionally, on January 9, 2023, the Company announced that Gregory Brown, the Company’s President, Udemy Business, will be appointed as the Company’s President and Chief Executive Officer, effective as of February 28, 2023, and has been elected to serve as a Class I director, effective as of February 28, 2023, with an initial term expiring at the Company’s 2025 annual meeting of stockholders.

In connection with Mr. Brown’s appointment as Chief Executive Officer, the Company and Mr. Brown entered into a letter agreement, effective as of March 1, 2023 (the “Employment Agreement”). The Employment Agreement does not have a specific term and provides that Mr. Brown will continue to be an at-will employee. Pursuant to the Employment Agreement, Mr. Brown will be entitled to the following compensation and benefits:

•A base salary of $565,000 per year and eligibility to receive an annual target bonus of 100% of Mr. Brown’s annual base salary;
•An additional award of restricted stock units (“RSUs”) having a value of $6.0 million under the Company’s 2021 Equity Incentive Plan and standard form of award agreement, which RSUs will vest in equal quarterly installments over four years, subject to Mr. Brown’s continued service; and
•Eligibility to participate in the Company’s standard benefit plans as in effect from time to time, on the same basis as those benefit plans are generally made available to other similarly situated executives of the Company.

The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.2 hereto.

In addition, Mr. Brown will continue to be bound by the terms of his proprietary information and inventions assignment agreement, his change in control and severance agreement and his standard indemnification agreement in the form previously approved by the Board.

Mr. Brown’s biographical information is incorporated herein by reference to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2022. There are no family relationships between Mr. Brown and any director or executive officer of the Company, and the Company has not entered into any transactions or proposed transactions with Mr. Brown that are reportable pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Brown and any other persons pursuant to which he was selected as Chief Executive Officer.

A copy of the press release announcing Mr. Coccari’s retirement and Mr. Brown’s appointment as President and Chief Executive Officer is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, except for the Preliminary Financial Information, which is furnished as described under Item 2.02 above.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
10.1	Consulting Agreement, dated February 28, 2023, between Gregg Coccari and Udemy, Inc.
10.2	Employment Agreement, dated March 1, 2023, between Gregory Brown and Udemy, Inc.
99.1	Press release dated January 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UDEMY, INC.

Date:	January 9, 2023	By:	/s/ Ken Hirschman
Ken Hirschman SVP Operations and General Counsel